Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Spanish Broadcasting System, Inc. (the “Company”) for the quarterly period ended September 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Raúl Alarcón, Chairman of the Board of Directors, President and Chief Executive Officer of the Company, certify, as of the dates hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

/s/ RAÚL ALARCÓN
Name:	Raúl Alarcón
Title:	Chairman of the Board of Directors, President and Chief Executive Officer

Date: November 9, 2018